Legal Proceedings	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings

11. Legal Proceedings

We, from time to time, may be party to litigation arising in the ordinary course of business. We were not subject to any material legal proceedings as of March 31, 2021, or December 31, 2020, and, to the best of our knowledge, no material legal proceedings are currently pending or threatened.

15. Legal Proceedings

We, from time to time, may be party to litigation arising in the ordinary course of business. We were not subject to any material legal proceedings during the years ended December 31, 2020, or 2019, and, to the best of our knowledge, no material legal proceedings are currently pending or threatened.